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                               EXHIBIT 99.3

                        FORM OF VOTING AGREEMENT


          This VOTING AGREEMENT ("Voting Agreement") is entered into as of October __, 1998 by and among McLeodUSA Incorporated, a Delaware corporation ("Acquiror"), West Group Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Acquiror ("Acquiror Sub"), and Craig A. Anderson, a stockholder (the "Stockholder") of Dakota Telecommunications Group, Inc., a Delaware corporation (the "Company").

          WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of October ___, 1998 (the "Merger Agreement"), by and among Acquiror, Acquiror Sub and the Company, Acquiror Sub will be merged with and into the Company (the "Merger") and, as a result of the Merger, the separate corporate existence of Acquiror Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation");

          WHEREAS, the Company, as the Surviving Corporation of the Merger, will become a wholly owned subsidiary of Acquiror; and

          WHEREAS, in order to induce Acquiror and Acquiror Sub to enter into the Merger Agreement, the Stockholder has agreed to execute and deliver to Acquiror this Voting Agreement;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. Capitalized terms used and not defined herein shall have the meanings specified in the Merger Agreement.

          2. VOTING; FURTHER ASSURANCES. The Stockholder hereby irrevocably agrees, for the period from the date hereof through the date on which the Merger is consummated or the Merger Agreement is terminated in accordance with the terms thereof, whichever is earlier (such period being hereinafter referred to as the "Term"), to cast all votes attributable to Company Capital Stock then beneficially owned by the Stockholder and over which the Stockholder has voting power but excluding shares of Company Capital Stock held solely in a fiduciary capacity in such Stockholder's capacity as a member of the Administrative Committee of the Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan (the "Shares") at any annual or special meeting of stockholders of the Company, including any adjournments or postponements thereof (a "Meeting"), in favor of the approval and adoption of the Merger Agreement and Articles of Merger and approval of the Merger and against any Competing Transaction. The Stockholder further agrees to grant to the persons designated by the


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Company's Board of Directors, as such Board may be constituted from time to time, as such Board's attorneys-in-fact or proxies with respect to such Meeting, a specific written proxy (in such form as the Company is soliciting from other stockholders of the Company) to vote (or, if present in person at such Meeting, to vote) all Company Capital Stock which the Stockholder is entitled to vote in favor of the approval and adoption of the Merger Agreement and Articles of Merger and approval of the Merger and against any Competing Transaction. Nothing in this Voting Agreement is intended to restrict or limit the Stockholder's rights or obligations solely and exclusively in his capacity as a director of the Company with respect to failing to make or withdrawing or modifying his recommendation for the Merger or making or disclosing any position or taking any other action if the Board of Directors of the Company, after consultation with and based on the written advice of independent legal counsel, determines in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to the Company Stockholders under applicable Law. The Stockholder agrees that he shall not enter into any agreement or understanding the effect of which would be inconsistent with or violative of the provisions and agreements contained herein, including in this Section 2.

          3. RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. The Stockholder hereby agrees during the Term, and except as specifically contemplated hereby, not to (i) directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares except to the extent a transferee of the Shares, prior to and as a condition to any transfer of the Shares, executes and delivers an agreement in substantially the form hereof or such transfer is otherwise approved in advance in writing by Acquiror and Acquiror Sub, (ii) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or (iii) voluntarily take any action which would have the effect of preventing or inhibiting the Stockholder from performing his obligations under this Voting Agreement.

          4. NO CONFLICT. The Stockholder hereby represents and warrants to Acquiror and Acquiror Sub that the execution and delivery of this Voting Agreement by such Stockholder does not, and the performance of his obligations under this Voting Agreement will not, (i) conflict with or violate any law, statute, ordinance, rule, regulation, order, judgment or decree applicable to such Stockholder or by which he or any of his properties is bound or affected, or (ii) result in any breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Shares, pursuant to, any note,


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bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of his Shares is bound or affected, except for any such conflicts, violations, breaches, defaults or other alterations or occurrences that would not prevent the performance by such Stockholder of his obligations under this Voting Agreement.

          5. UNDERSTANDING OF THIS VOTING AGREEMENT. The Stockholder has carefully read this Voting Agreement and has discussed its requirements, to the extent such Stockholder believes necessary, with his counsel (which may be counsel to the Company). The undersigned further understands that the parties to the Merger Agreement will be proceeding in reliance upon this Voting Agreement.

          6. HEADINGS. The headings of the Sections of this Voting Agreement are inserted for convenience of reference only and do not form a part or affect the meaning hereof.

          7. COUNTERPARTS. This Voting Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

          8.   ENTIRE AGREEMENT; ASSIGNMENT.  This Voting Agreement
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise.

          9. GOVERNING LAW. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the Laws that might otherwise govern under applicable principles of conflicts of law.

          10. SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Voting Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

          11. PARTIES IN INTEREST. This Voting Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Voting Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Voting Agreement.


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          12.  AMENDMENT; WAIVERS.  This Voting Agreement shall not be amended, altered or modified except by an instrument in writing duly executed by each of the parties hereto. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Voting Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto, unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.

          13. CONFLICT OF TERMS. In the event any provision of this Voting Agreement is in direct conflict with, or inconsistent with, any provision of the Merger Agreement, the provision of the Merger Agreement shall control, except that no such provision in the Merger Agreement shall impose additional duties on the Stockholder.

          14. ADDITIONAL ACTIONS AND DOCUMENTS. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Voting Agreement.

          15. TERMINATION. This Voting Agreement, and all rights and obligations hereunder, shall terminate at the end of the Term.


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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf as of the date first written above.


                                  MCLEODUSA INCORPORATED



                                  By: __________________________________
                                      Name:
                                      Title:


                                  WEST GROUP ACQUISITION CO.


                                  By: __________________________________
                                      Name:
                                      Title:


                                  STOCKHOLDER


                                  By: __________________________________
                                      Name:    _________________________
                                      Address: _________________________
                                               _________________________
                                               _________________________


















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